<On COUNTRY Letterhead>


February 29, 2024


Important information about your Variable Universal Life and Variable Annuity policies

Thank you for being a part of the COUNTRY Financial family. We're pleased to provide you with the annual reports for the investment options you've selected under your COUNTRY Investors Life Assurance Company Variable Universal Life Insurance Policy or Variable Annuity. Because some fund families combine their fund reports into one document, you may receive additional fund reports for investment options you're not invested in.

These reports provide an update on each portfolio's investment holdings and financial information as of December 31, 2023. However, they do not reflect product charges, such as premium expense charges, cost of insurance, and policy administration fees.If these had been included, investment performance would be lower.

As always, remember past performance cannot predict or guarantee future returns.

We hope you find the enclosed information helpful. If you have any questions, please reach out to your COUNTRY Financial representative.

Congratulations on staying committed to your financial future!


Sincerely,

Your COUNTRY Financial team













LCI